                            AMENDMENT NO. 4 TO
                           STOCKHOLDERS AGREEMENT

     This Amendment No. 4 to Stockholders Agreement (this "Amendment") is made and entered into as of December 16, 1996 by and between Aftermarket Technology Holdings Corp., a Delaware corporation (the "Company"), Aurora Equity Partners L.P., a Delaware limited partnership ("AEP"), Aurora Overseas Equity Partners I, L.P., a Cayman Islands exempted limited partnership ("AOEP"), and each of the stockholders of the Company who are signatories hereto (the "Stockholders").

     WHEREAS, Section 10.2 of that certain Stockholders Agreement dated as of August 2, 1994 among the Company and certain of its stockholders, optionholders and warrantholders, as amended (the "Stockholders Agreement"), permits the amendment thereof by a written agreement signed by (a) the Company, (b) AEP and AOEP and (c) the holders of a majority in voting interest of the outstanding shares of Common Stock and Preferred Stock of the Company;

     WHEREAS, the Stockholders hold a majority in voting interest of the outstanding shares of Common Stock and Preferred Stock of the Company; and

     WHEREAS, the parties hereto desire to amend the Stockholders Agreement to make certain changes to the registration rights provided in Amendment No. 3 to the Stockholders Agreement to stockholders holding more than 10% of the outstanding common stock under certain circumstances.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

     1. AMENDMENT. Exhibit D to the Stockholders Agreement is hereby deleted in its entirety and the attached Annex A is hereby substituted in its place.

     2. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice or conflicts of law principles thereof.

     3. EFFECT OF AMENDMENT. Except as amended by this Amendment, the Stockholders Agreement shall remain unchanged and shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company, AEP, AOEP and each of the Stockholders have duly executed this Amendment as of the date first above written.

                                       AFTERMARKET TECHNOLOGY HOLDINGS CORP.


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       THE CLASS A STOCKHOLDERS:

                                       --------------------------------------
                                       WILLIAM A. SMITH


                                       JAMES R. WEHR REVOCABLE TRUST


                                       --------------------------------------
                                       James R. Wehr, Grantor/Trustee


                                       --------------------------------------
                                       KENNETH T. HESTER

                                       THE CLASS B STOCKHOLDERS:

                                       ALLENWOOD VENTURES, INC.

                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                        -------------------------------------
                                        JOHN E. ANDERSON


                                        ROBERT ANDERSON VARIABLE TRUST

                                        By:
                                           ----------------------------------
                                           Robert Anderson, Trustee


                                        THE ANDREW W. MELLON FOUNDATION


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       AURORA CAPITAL PARTNERS L.P.

                                       By:  Aurora Advisors, Inc.,
                                            its general partner


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------

                                       AURORA OVERSEAS CAPITAL PARTNERS, L.P.

                                       By:  Aurora Overseas Advisors Ltd.,
                                            its general partner


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       BANCBOSTON INVESTMENTS, INC.


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       BANKAMERICA CAPITAL CORPORATION


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       CALIFORNIA PUBLIC EMPLOYEES'
                                       RETIREMENT SYSTEM


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------

                                       CASTLEROCK INVESTMENTS LTD.


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       CHEMICAL EQUITY ASSOCIATES


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       CHEMICAL INVESTMENTS, INC.


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       --------------------------------------
                                       RICHARD R. CROWELL


                                       --------------------------------------
                                       ROBERT L. CUMMINGS III


                                       THE TRUSTEES OF DARTMOUTH COLLEGE


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------

                                       DEAN WITTER AS CUSTODIAN FOR AURORA
                                       CAPITAL PARTNERS VIP PLUS 401(K) PLAN
                                       FBO RICHARD R. CROWELL


                                       By:
                                          -----------------------------------
                                          Richard R. Crowell, Trustee


                                       By:
                                          -----------------------------------
                                          Richard K. Roeder, Trustee


                                       DEAN WITTER AS CUSTODIAN FOR AURORA
                                       CAPITAL PARTNERS VIP PLUS 401(K) PLAN
                                       FBO MARK C. HARDY


                                       By:
                                          -----------------------------------
                                          Richard R. Crowell, Trustee


                                       By:
                                          -----------------------------------
                                          Richard K. Roeder, Trustee


                                       DEAN WITTER AS CUSTODIAN FOR AURORA
                                       CAPITAL PARTNERS VIP PLUS 401(K) PLAN
                                       FBO KURT B. LARSEN


                                       By:
                                          -----------------------------------
                                          Richard R. Crowell, Trustee


                                       By:
                                          -----------------------------------
                                          Richard K. Roeder, Trustee

                                       DEAN WITTER AS CUSTODIAN FOR AURORA
                                       CAPITAL PARTNERS VIP PLUS 401(K) PLAN
                                       FBO GERALD L. PARSKY


                                       By:
                                          -----------------------------------
                                          Richard R. Crowell, Trustee


                                       By:
                                          -----------------------------------
                                          Richard K. Roeder, Trustee


                                       DEAN WITTER AS CUSTODIAN FOR AURORA
                                       CAPITAL PARTNERS VIP PLUS 401(K) PLAN
                                       FBO W. MONTAGUE YORT


                                       By:
                                          -----------------------------------
                                          Richard R. Crowell, Trustee


                                       By:
                                          -----------------------------------
                                          Richard K. Roeder, Trustee


                                       DELTA MASTER TRUST


                                       By:
                                          -----------------------------------
                                          Trustee


                                       --------------------------------------
                                       JEFFREY S. DEUTSCHMAN


                                       --------------------------------------
                                       FREDERICK J. ELSEA, III

                                       GENERAL ELECTRIC PENSION TRUST

                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:  Trustee


                                       HARBOURTON REASSURANCE, INC.

                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       --------------------------------------
                                       MARK C. HARDY


                                       HELLER FINANCIAL, INC.


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       --------------------------------------
                                       AMBASSADOR JAMES D. HODGSON


                                       --------------------------------------
                                       CLEON T. KNAPP

                                       L-A&A GIFT TRUST FBO
                                       ELLIOT LEEDOM ACKERMAN


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       L-A&A GIFT TRUST FBO
                                       NATHANEL LEEDOM ACKERMAN


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       --------------------------------------
                                       KURT B. LARSEN


                                       LODWRICK AND CAROLE COOK AS
                                       TRUSTEES OF THE COOK FAMILY
                                       TRUST DATED SEPTEMBER 16, 1991

                                       By:
                                          -----------------------------------
                                          Trustee


                                       --------------------------------------
                                       JOHN T. MAPES

                                       NHL HOLDINGS LTD.


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       OGAC LIMITED


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       ORYX EQUITY PARTNERS FUND I LTD.


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       --------------------------------------
                                       GERALD L. PARSKY


                                       G.M. ROEDER AND R.K. ROEDER, JTWROS

                                       By:
                                          -----------------------------------
                                          Gloria M. Roeder

                                       By:
                                          -----------------------------------
                                          Richard K. Roeder

                                       SOMERVILLE S TRUST


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       SPRINGBROOK, G.P.


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       --------------------------------------
                                       PATRICK J. STEINER


                                       SUMITOMO BANK OF CA TTEE FOR GIBSON,
                                       DUNN & CRUTCHER RETIREMENT PLAN FBO
                                       H. RICHARD DALLAS


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       SUMITOMO BANK OF CA TTEE FOR
                                       GIBSON, DUNN & CRUTCHER RETIREMENT
                                       PLAN FBO BRUCE D. MEYER


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------

                                       UNIVERSITY OF SOUTHERN CALIFORNIA


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       W. S. INVESTMENTS L.P.


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------
                                            General Partner


                                       --------------------------------------
                                       JEROME C. WEINTRAUB


                                       --------------------------------------
                                       W. MONTAGUE YORT

                                       THE CLASS C STOCKHOLDERS:
                                       AURORA EQUITY PARTNERS L.P.

                                       By:  Aurora Capital Partners L.P.,
                                        its general partner

                                       By:  Aurora Advisors, Inc.,
                                            its general partner


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       AURORA OVERSEAS EQUITY PARTNERS I, L.P.

                                       By: Aurora Overseas Capital
                                             Partners, L.P.,
                                           its general partner

                                       By: Aurora Overseas Advisors Ltd.,
                                           its general partner


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------

                                                                      ANNEX A
                                 EXHIBIT D

                             REGISTRATION RIGHTS

1.   "PIGGY-BACK" REGISTRATION.

          (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. Except in the case of a Qualified IPO that is consummated on or before March 31, 1997, if the Company at any time proposes to effect a Qualified IPO or, following a Qualified IPO, proposes to register any of its equity securities under the Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Act, then the Company will each such time give prompt written notice (which shall be at least 30 days prior to filing) to all Eligible Holders of Registrable Securities of its intention to do so and of such Eligible Holders' rights under this Paragraph 1. Upon the written request of any such Eligible Holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Eligible Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register or in a separate registration statement concurrently filed and on terms substantially the same as those being offered to the Company; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Eligible Holder of Registrable Securities and, thereupon:

               (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and

               (ii) in the case of a delay in registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

          (b) PRIORITY IN "PIGGY-BACK" REGISTRATIONS. If a registration that is subject to this Paragraph 1 (except for a registration that is subject to Paragraph 2, which shall be governed by Paragraph 2(d) rather than this Paragraph 1(b)) involves


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
an underwritten offering and the managing underwriter advises the Company in writing that the number of securities requested to be included in such registration pursuant to this Paragraph 1, together with all other securities to be included in such registration, exceeds the Maximum Number (as defined below), then such securities shall be included in the offering up to the Maximum Number in the following priority:

               (i) first, (x) in the case of a Company Registration (as defined below), the securities proposed to be sold by the Company or
          (y) in the case of an Investor Registration (as defined below), the securities proposed to be sold by the Demand Investors (as defined below) on such basis as shall be provided in the agreement(s) pursuant to which the Demand Investors have the right to demand or include securities in an Investor Registration;

               (ii) second, in the case of an Investor Registration, the securities, if any, proposed to be sold by the Company for its own account;

               (iii) third, any Registrable Securities requested to be included in such registration pursuant to this Paragraph 1 PRO RATA among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders; and

               (iv) fourth, any other securities of the Company proposed to be included in such registration statement in accordance with the priorities, if any, then existing among the holders of such securities.

If at the time that the registration statement ceases to be effective in accordance with Paragraph 3(b) there remain unsold securities under such registration, such securities will be withdrawn and shall be allocated as follows:

               (1) first, among the holders of the securities referred to in clause (iv) above in accordance with the priorities, if any, then existing among the holders of such securities;

               (2) second, on a pro rata basis among the holders of Registrable Securities included in such registration pursuant to this Paragraph 1 on the basis of the respective numbers of Registrable Securities of each such holder included in such registration

               (3) third, in the case of an Investor Registration, to the Company in the event that any securities were offered by the Company; and


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT

               (4) fourth, (x) in the case of a Company Registration, to the Company or (y) in the case of an Investor Registration, among the Demand Investors on such basis as shall be provided in the agreements pursuant to which the Demand Investors have the right to demand or include securities in an Investor Registration.

     As used herein, the following terms have the following meanings:

               "Company Registration" means a registration the primary purpose of which is to sell securities for the account of the Company.

               "Demand Investor" means any Person who is exercising (x) a "demand" right to require the Company register securities held by such Person or (y) a "piggyback" right to include securities in a registration on a pro rata basis with the Person whose demand right results in such registration.

               "Investor Registration" means a registration the primary purpose of which is to sell securities for the account of one or more Demand Investors.

               "Maximum Number" means, in the case of an underwritten offering, the maximum number of securities that the managing underwriter considers, in good faith, to be appropriate based on market conditions and other relevant factors (including, without limitation, pricing).

2.   REGISTRATION RIGHTS OF CERTAIN ELIGIBLE HOLDERS.

          (a) RIGHT TO REQUIRE REGISTRATION. Subject to the provisions of this Paragraph 2, if, at any time after the first anniversary of the consummation of a Qualified IPO, any Eligible Holder (other than the Aurora Entities) is the record owner of 10% or more of the outstanding Common Stock immediately after a distribution of shares by either or both of the Aurora Entities to their limited partners (such Eligible Holder, so long as it continues to own 10% or more of the outstanding Common Stock, is hereinafter referred to as a "10% Holder"), such 10% Holder shall have the right to require the Company to file a registration statement under the Securities Act for a public offering of all or any portion of the Registrable Securities held by such Holder when such right is exercised (the "Paragraph 2 Securities"), PROVIDED that any demand for registration under this Paragraph 2(a) (a "Demand Registration Demand") shall not be otherwise deemed to be effective unless such Demand Registration Demand is with respect to Paragraph 2 Securities constituting at least five percent of the outstanding shares of


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
the class of Registrable Securities. The demand registration rights granted to the 10% Holders in this Paragraph 2(a) are subject to the following limitations:

               (i) each 10% Holder may make a Demand Registration Demand under this Paragraph 2(a) only one time, PROVIDED, HOWEVER, that if, after completion of the resulting registered offering, such Person continues to be a 10% Holder or becomes a 10% Holder as the result of a subsequent distribution of shares by either or both of the Aurora Entities to their limited partners, such 10% Holder shall have the right to make one additional Demand Registration Demand;

               (ii) the Company shall not be obligated to cause any registration statement filed under this Paragraph 2(a) to be declared effective less than six months after the effective date of the most recent Company Registration;

               (iii) the managing underwriter of any such offering shall be a nationally recognized investment banking firm selected by the Company and approved by the 10% Holder making the Demand Registration Demand (which approval shall not be unreasonably withheld);

               (iv) notwithstanding the giving of a Demand Registration Demand by a 10% Holder, the Company may elect to convert the required registration into a Company Registration by providing notice to the Eligible Holders in accordance with Paragraph 1, and in such event the provisions of Paragraph 1 shall apply to such registration rather than the provisions of this Paragraph 2 and such registration shall not count as the exercise of such 10% Holder's registration right under this Paragraph 2(a);

               (v) during any two-year period, the Company may make a one-time election to postpone the filing or the effectiveness of a registration statement in response to a Demand Registration Demand for up to six months if the Board determines, in its good faith judgment, that (x) such registration would reasonably be expected to have an adverse effect on, interfere with or delay any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, (y) the filing of a registration statement or a sale of Registrable Securities pursuant thereto would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (z) the Company is unable to comply with the registration requirements of the Commission; PROVIDED,


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
          that, in such event, the 10% Holder making the Demand Registration Demand will be entitled to withdraw such demand and, if such demand is withdrawn, such demand will not count as a Demand Registration Demand hereunder and the Company will pay all Registration Expenses in connection with such withdrawn demand; and

               (vi) any Demand Registration Demand under this Paragraph 2(a) shall be for a firm commitment underwritten offering, with respect to which the Company shall be required to maintain an effective registration statement until the earlier of (x) such time as all the securities covered by such registration statement shall have been disposed of or (y) the expiration of 45 days after the effectiveness of such registration statement.

          (b) PIGGY BACK REGISTRATION. If after the date of Amendment No. 4 to this Agreement the Company enters into a registration rights agreement with any third party (the "Subsequent Investor") pursuant to which the Subsequent Investor is granted the right to thereafter require the Company on one or more occasions to file a registration statement under the Act for a public offering of all or any of the Subsequent Investor's shares of the capital stock of the Company, such registration rights agreement (the "Subsequent Agreement") must provide that all 10% Holders shall have the right to require the Company to include any or all of such Holders' Paragraph 2 Securities in any registration statement filed pursuant to the Subsequent Agreement. The piggy back registration right granted to the 10% Holders in this Section 2(b) is subject to the following limitations:

               (i) a 10% Holder may not make a demand for inclusion of Paragraph 2 Securities in a registration statement under a Subsequent Agreement (a "Piggy Back Registration Demand") (x) before the first anniversary of the consummation of a Qualified IPO or (y) after such Holder's exercise of both its rights under Paragraph 2(a);

               (ii) the rights of the Company and limitations on the Company's obligations provided for in the Subsequent Agreement shall apply to the 10% Holders to the same extent that they apply to the Subsequent Investor; and

               (iii) the method of distribution shall be selected by the Subsequent Investor.

As used herein, the term "Registration Demand" means either the Demand Registration Demand or a Piggyback Registration Demand, as the case may be.



                     EXHIBIT D TO STOCKHOLDERS AGREEMENT

          (c) NOTICE OF REGISTRATION DEMAND; PARTICIPATION RIGHTS. Any 10% Holder desiring to make a Registration Demand shall do so by providing written notice to the Company (which notice shall state the number of shares of Paragraph 2 Securities the 10% Holder desires the Company to register), and the Company promptly shall provide written notice of such Registration Demand to (i) the Subsequent Investor (in the case of a Piggy Back Registration Demand) and any other 10% Holders, (ii) all of the other Eligible Holders and (iii) any other Person who then has "piggy back" registration rights (an "Additional Securityholder"), and all of the other 10% Holders, Eligible Holders and Additional Securityholders then will have the opportunity to include in the offering shares of Registrable Securities then owned by such 10% Holders, Eligible Holders and Additional Securityholders, but in each case only to the extent permitted by Paragraph 2(d). In addition, subject to Paragraph 2(d), the Company may elect to include in any registration statement and offering pursuant to this Paragraph 2 newly issued shares of Registrable Securities. Solely for purposes of Paragraphs 2 through 9, any securities registered pursuant to this Paragraph 2 shall be deemed to be Registrable Securities.

          (d) PRIORITY. Notwithstanding the foregoing, if the managing underwriter of a registered offering being made in response to the Registration Demand advises the Company in writing that the number of shares of Registrable Securities desired to be offered by the 10% Holders, the Subsequent Investor (if any), the Company, the Eligible Holders and the Additional Securityholders exceeds the Maximum Number, then Registrable Securities shall be included in the offering, up to the Maximum Number, in the following priority:

               (i) First, (A) in the case of a Demand Registration Demand, the Registrable Securities desired to be offered by the 10% Holders on a pro rata basis based on the number of Paragraph 2 Securities then owned by each such 10% Holder, or (B) in the case of a Piggy
          Back Registration Demand, the Registrable Securities desired to be offered by the 10% Holders and the Registrable Securities desired to be offered by the Subsequent Investor, PROVIDED that if such Registrable Securities exceed the Maximum Number, the 10% Holders and the Subsequent Investor shall be entitled to include Registrable Securities on a pro rata basis based on the number of Paragraph 2 Securities then owned by each such 10% Holder and the number of shares of Common Stock then owned by the Subsequent Investor that are subject to the Subsequent Agreement;

               (ii) Second, the Registrable Securities desired to be offered by the Company;

               (iii) Third, the Registrable Securities desired to be offered by Eligible Holders pursuant to Paragraph 1; and


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT

               (iv) Fourth, the Registrable Securities desired to be offered by Additional Securityholders in such relative amounts and priorities as shall be provided in the agreements that define the relative rights of the Additional Securityholders.

Each of the 10% Holders, the Subsequent Investor, the Eligible Holders, the Additional Securityholders and the Company (in the event that any securities are to be offered by the Company) may withdraw from the registration by giving written notice to the Company prior to the filing date of such registration statement. In the event of a withdrawal by a 10% Holder of a Demand Registration Demand, such withdrawn demand shall not be deemed to be one of the Demand Registration Demands to which such 10% Holder is entitled PROVIDED that such 10% Holder pays or promptly reimburses the Company for all Registration Expenses incurred by the Company in connection with such withdrawn demand. In the event of a withdrawal of a Demand Registration Demand where any other 10% Holder does not withdraw from the registration, such nonwithdrawing 10% Holder shall be deemed to have made a Demand Registration Demand. In the event that the Subsequent Investor withdraws from the registration but any 10% Holder does not withdraw its Piggyback Registration Demand, such Piggyback Registration Demand shall thereafter constitute a Demand Registration Demand by such 10% Holder. If at the time that the registration statement ceases to be effective in accordance with Paragraph 2(a)(vi) or, in the case of a registration subject to Paragraph 2(b), in accordance with the Subsequent Agreement there remain unsold Registrable Securities, such Registrable Securities will be withdrawn and shall be allocated as follows:

               (1) first, among the Additional Securityholders on the basis of the relative amounts and priorities as shall be provided in the agreements that define the relative rights of the Additional Securityholders;

               (2) second, on a pro rata basis among the Eligible Holders (other than 10% Holders) on the basis of the respective numbers of Registrable Securities of each of them included in such registration;

               (3) third, to the Company (in the event that any securities were offered by the Company); and

               (4) fourth, (x) in the case of a Demand Registration Demand, to the 10% Holders on the basis of the respective numbers of Registrable Securities of each of them included in such registration or (y) in the case of a Piggy Back Registration Demand, to the 10% Holders and the Subsequent Investor on the basis of the respective numbers of Registrable Securities of each of them included in such registration.


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT

     3. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Act as provided in Paragraph 1 or 2, the Company will as expeditiously as possible (and, in any event, within 90 days), subject to the terms and conditions of Paragraph 1 or 2:

          (a) prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective or, in the case of a registration pursuant to Paragraph 2(a), the period provided in Paragraph 2(a)(vi); PROVIDED that if less than all the Registrable Securities are withdrawn from registration after the expiration of such period, the shares so withdrawn shall be allocated PRO RATA among the holders thereof on the basis of the to respective numbers of Registrable Securities held by them included in such registration;

          (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Act, in conformity with the requirements of the Act, and such other documents, as such seller may reasonably request;

          (d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to:

                     EXHIBIT D TO STOCKHOLDERS AGREEMENT

               (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified,

               (ii)  subject itself to taxation in any such jurisdiction, or

               (iii) consent to general service of process in any such jurisdiction;

          (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any), of:

               (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion of counsel for the Company dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

               (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a "comfort" letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as such seller or such holder (or the underwriters, if any) may reasonably request;

          (g) immediately notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event or the existence of any condition as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
     which they were made, or if in the opinion of counsel for the Company it is necessary to supplement or amend such prospectus to comply with law and, at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or such prospectus, as supplemented or amended, shall comply with law;

          (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any such seller of Registrable Securities covered by such registration statement shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least five business days prior to the filing thereof;

          (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (j) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed; and

          (k)  pay all Registration Expenses relating to any such registration.

     The Company may require each seller of Registrable Securities as to which any registration is effected to furnish the Company with such information and undertakings as it may reasonably request regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities as follows:

               (A) that upon receipt of any notice from the Company of the happening of any event of the kind described in


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
               subdivision (g) of this Paragraph 3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (g) of this Paragraph 3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice, and

               (B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Act, of the happening of any event as a result of which information previously furnished by such holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     In the event the Company or any such holder shall give any such notice, the period referred to in subdivision (b) of this Paragraph 3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (g) of this Paragraph 3 to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subdivision
(g) of this Paragraph 3.

     4.   UNDERWRITTEN OFFERINGS.

          (a) UNDERWRITING AGREEMENT. If the Company at any time proposes to register any of its securities under the Act as contemplated by Paragraph 1 and such securities are to be distributed by or through one or more underwriters or if the Company at any time is required to register any of its securities under the Act as contemplated by Paragraph 2, the Company will, subject to the provisions of subdivision (b) of Paragraph 1 or subdivision (d) of Paragraph 2, use its best efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by each holder among the securities to be distributed by such underwriters, and each holder of Registrable Securities agrees, by acquisition of such Registrable Securities, that all Registrable Securities of such holder to be included in such registration shall be distributed and sold through such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
     underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representation required by law.

          (b) SELECTION OF UNDERWRITERS. The selection of the underwriter or underwriters for the public offering to be made pursuant to a registration statement filed under Paragraph 1 shall be made by the Company, in its sole discretion, from amongst underwriting firms of national reputation. Notwithstanding anything else in this Exhibit D to the contrary, if General Electric Pension Trust ("GEPT") is eligible to participate in an underwriting pursuant to the terms hereof and the General Electric Company is directly or indirectly the beneficial owner of five percent (5%) or more of the outstanding equity interests of an underwriter or underwriters acting in such underwriting, GEPT shall have the absolute right to disapprove such underwriter or underwriters so owned by General Electric Company.

          (c)  HOLDBACK AGREEMENTS.

               (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of such securities or sales of such securities pursuant to Rule 144 under the Act or otherwise, during the seven days prior to and the 90 days after any firm commitment underwritten registration pursuant to Paragraph 1 or 2 or any Qualified IPO that is consummated on or before March 31, 1997 has become effective or, if the managing underwriter advises the Company in writing that, in its opinion, no such public sale or distribution should be effected for a specific period longer than 90 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such holder of Registrable Securities of such advice, during a reasonable longer period of up to 270 days after such underwritten registration, except as part of such underwritten registration, whether or not such holder participates in such registration.

               (ii)  The Company agrees:

                     EXHIBIT D TO STOCKHOLDERS AGREEMENT

               (A) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any firm commitment underwritten registration pursuant to Paragraph 1 or 2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto, and

               (B) to use its best efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date hereof (other than in a public offering) to agree not to effect any such public sale or distribution of such securities, during such period or, in either case, if the managing underwriter advises the Company in writing that in its opinion, no such public sale or distribution should be effected for a specified period longer than 90 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration, during a reasonably longer period after such underwritten registration, except as part of such underwritten registration.

     5. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Act, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business, finances and accounts of the Company and its subsidiaries with its officers, directors and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Act.

     6. CERTAIN RIGHTS OF HOLDERS. The Company will not file any registration statement under the Act which refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, unless it shall first have given such holder the right to require:

          (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that, in the opinion of such holder, the holding by such holder of such securities does not make such holder a "controlling person" of the Company within the meaning of the Act and is not to be construed as a

                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
     recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or

          (b) in the event that such reference to such holder by name or otherwise is not required by the Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

     7.   INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Act, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by any registration statement filed pursuant to Paragraph 1 or 2, its directors, officers, partners, employees, agents and investment advisors, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) (collectively, "Claims"), to which such seller or any such director or officer or employee or agent or investment advisor or underwriter or controlling person may become subject under either Section 15 of the Act or Section 20 of the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (if used during the period the Company is required to keep the registration statement current) (collectively, "Registration Documents"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which made, or any violation by the Company of the Act or any state securities law, or any rule or regulation promulgated under the Act or any state securities law, or any other law applicable to the Company relating to any such registration or qualification, and the Company will reimburse such seller and each such director, officer, employee, agent, investment advisor, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED that the Company shall not be liable in any such case to the extent that any such Claim or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Document in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller stating that it is for use in the preparation thereof; PROVIDED FURTHER that the Company shall not be liable to any Person who


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
     participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act in any such case to the extent that any such Claim, or expense arises out of such Person's failure to send or give a copy of the final prospectus to the Person claiming an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, employee, agent, investment advisor, partner, underwriter or controlling person and shall survive the transfer of such securities by such seller.

          (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Paragraph 1 or 2, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Paragraph 7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of either
     Section 15 of the Act or Section 20 of the Exchange Act, with respect to any statement or alleged statement or omission or alleged omission from such Registration Document, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such Registration Document. Notwithstanding the foregoing, in no event shall any selling stockholder or any director, officer, employee, agent, investment advisor or controlling person thereof be liable to indemnify the Company pursuant to this subdivision (b) of this Paragraph 7 hereof in an amount in excess of the amount of the net proceeds of the Registrable Securities sold by him, her or it in any such offering. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company of any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in the preceding subdivisions of this Paragraph 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Paragraph 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any

                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
     such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity could have been sought under subdivision (a) of this Paragraph 7 without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Paragraph 7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Act. If the indemnification provided for in subdivision (a), (b) or (c) of this Paragraph 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that in no event shall any contribution by the selling stockholder or any director, officer, employee, agent, investment advisor or controlling person thereof pursuant to this subdivision (d) of this Paragraph 7 exceed the amount of the net proceeds of the Registrable Securities sold by him, her or it in any such offering.

          (e) INDEMNIFICATION PAYMENTS. The indemnification required by this Paragraph 7 shall be made by periodic payments of the amount thereof during the


                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
     course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     8. ADJUSTMENT AFFECTING REGISTRABLE SECURITIES. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Registrable Securities to effect the registration of such securities in the manner contemplated by these registration rights provisions.

     9. COVENANTS RELATING TO RULE 144. At all times after the effective date of the registration statement under the Act of the initial underwritten public offering of Common Stock, and until such time as all of the Registrable Securities are deregistered, the Company will file reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of any holder of Restricted Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating:

          (a) the Company's name, address and telephone number (including area code),

          (b)  the Company's Internal Revenue Service identification number,

          (c)  the Company's Commission file number,

          (d) the number of shares of Common Stock of the Company outstanding as shown by the most recent report or statement published by the Company, and

          (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.
















                     EXHIBIT D TO STOCKHOLDERS AGREEMENT
                                    D-17